DELAWARE VIP® TRUST
Delaware VIP Cash Reserve Series
(the "Series")

Supplement to the Series' Statement of Additional Information
dated April 30, 2010

The Statement of Additional Information is revised as follows to reflect recent amendments to the rules of the Securities and Exchange Commission governing money market funds.

Liquidity. Effective May 28, 2010, the Series may not invest more than 5% of its total assets (measured at the time of acquisition) in illiquid securities, as defined under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Effective May 28, 2010, the Series will be required to invest at least 10% of its total assets (measured at the time of acquisition) in "daily liquid assets" and at least 30% of its total assets (measured at the time of acquisition) in "weekly liquid assets." "Daily liquid assets" are cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. "Weekly liquid assets" are cash (including demand deposits), direct obligations of the U.S. Government, U.S. Government agency/instrumentality discount notes with remaining securities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Maturity. Effective June 30, 2010, the Series will be required to maintain a dollar-weighted average portfolio maturity of no greater than 60 days (reduced from the current requirement of no greater than 90 days), and the Series will be required to maintain a dollar-weighted average life of no greater than 120 days. "Weighted average life" is portfolio maturity measured without reference to provisions that otherwise permit the maturity of certain adjustable rate securities to be deemed to be "shortened" to their next interest rate reset date.

Second Tier Securities. Effective May 28, 2010, the Series will limit its investment in second tier securities to no more than 3% of total assets (measured at the time of acquisition). Second tier securities, in general, are securities rated in the second highest rating category by nationally recognized statistical rating organization(s) or if unrated, determined by the Series' investment adviser to be of comparable quality. Also effective May 28, 1020, the Series will limit its investment in second tier securities issued by any single issuer to 1/2% of 1% of total assets (measured at acquisition), and limit its acquisition of second tier securities to those with a remaining maturity of 45 calendar days or less.

Portfolio Holdings Disclosure. Beginning October 7, 2010, information concerning the Series' portfolio holdings as well as its dollar-weighted average portfolio maturity as of the last business day of the preceding month will be posted on its website no later than five business days after the end of the month and remain posted on the website for six months thereafter. In addition, by no later than December 7, 2010, the Series will file monthly with the Securities and Exchange Commission portfolio holdings and other information about the Series and its portfolio as of the last business day of the preceding month within five business days of the end of each month. This information will be made public 60 days following month-end.

Suspension of Redemptions. In the event that the Series' Board of Trustees, including a majority of trustees who are not interested persons of the Series as defined in the Investment Company Act of 1940, determines that the extent of the deviation between the Series' amortized cost per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to the Series' investors or existing shareholders, and irrevocably has approved the liquidation of the Series, the Series' Board of Trustees has the authority to suspend redemptions of the Series' shares.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 7, 2010.